SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                            AMENDMENT
                             FOR 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         August 27, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of August 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-13)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)


                     Three Executive Campus
                  Cherry Hill, New Jersey 08002
       (Address of Principal Executive Office) (Zip Code)

    Registrant's telephone number,
    including area code                      (609) 661-6100


   GE Capital Mortgage Services, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated August 27, 1998 (as filed with the Securities and Exchange Commission on September 8,
1998), as set forth in the page attached hereto.

EXHIBIT 4.1 The Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1998-13, dated as of August 1, 1998 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

       The Company hereby amends Exhibit O to the Pooling and Servicing Agreement, entitled "SENIOR PRINCIPAL PRIORITIES", by substituting the word "None" with the following text set forth below.

   "third, to the Senior Certificates (other than Class A11
Certificates), in reduction of the Class Certificate Principal
Balances thereof, to the extent of remaining Available Funds, concurrently as follows:

       (a) to the Class Al, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class A19, Class A20, Class A21, Class A22, Class A23, Class A24, Class A25, Class A26, Class R and Class RL Certificates, the Senior Optimal Principal Amount for such Distribution Date, in the following order of priority:

         (i) to the Class A22, Class A23, Class A24, Class A25 and Class A26 Certificates (together, the "Group II Senior Certificates"), the Group II Senior Principal Distribution Amount (as defined herein) for such Distribution Date, in the following order of priority:

           (A) concurrently, to the Class A22, Class A23 and Class A24 Certificates, approximately 30.8823533333%, 8.0065355556% and 61.1111111111%, respectively, of the
        Group II Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance of the Class A24 Certificates has been reduced to zero; and

           (B) pro rata, to the Class A22, Class A23, Class A25 and Class A26 Certificates, until the Class Certificate
        Principal Balances thereof have each been reduced to zero; and

         (ii) to the Class Al, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class A19, Class A20, Class A21, Class R and Class RL Certificates (together, the "Group I Senior Certificates"), the Senior Optimal Principal Amount for such Distribution Date, less the Group II Senior Principal Distribution Amount for such Distribution Date (such reduced amount, the "Group I Senior Principal Distribution Amount"), in the following order of priority:

           (A) pro rata, to the Class R and Class RL
        Certificates, until the Class Certificate Principal
        Balances thereof have each been reduced to zero;

           (B) to the Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18 and Class A19 Certificates, concurrently as follows:

              (I) to the Class A6, Class A7, Class A8, Class A9, Class A10, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18 and Class A19 Certificates, approximately 56.9288430815% of the Group I Senior Principal Distribution Amount remaining after distribution under clause (ii)(A) above, for such Distribution Date, in the following order of priority:

                (1) concurrently, to the Class A6 and Class A10
             Certificates, approximately 77.7777782672% and 22.2222217328%, respectively, of the amount available pursuant to clause (I) above, up to the amount necessary to reduce the Class Certificate Principal Balance of each such Class to its PAC Balance (as set forth in the PAC Balances Table attached hereto as Appendix
             A) for such Distribution Date;

                (2) concurrently, to the Class A7, Class A8,
             Class A9 and Class A10 Certificates, approximately 28.1837814858%, 28.2433825545%, 21.3506142269% and
             22.2222217328%, respectively, of the remaining amount available pursuant to clause (I) above, up to the amount necessary to reduce the Class Certificate Principal Balance of each such class to its PAC Balance for such Distribution Date;

                (3) pro rata, to the Class A8, Class A9 and Class
             A10 Certificates, up to the amount necessary to reduce the Class Certificate Principal Balance of each such Class to its PAC Balance for such Distribution Date;

                (4) to the Class A12, Class A13, Class A14,
             Class A15, Class A16, Class A17 and Class A18 Certificates (together, the "Aggregate TAC Segment Certificates"), in the aggregate, up to the amount necessary to reduce the aggregate Class Certificate Principal Balance of the Aggregate TAC Segment Certificates to their Aggregate TAC Segment Balance (as set forth in the Aggregate TAC Segment Balances Table attached hereto as Appendix B) for such Distribution Date, in the following order of priority:

                   (v) concurrently, to the Class A12, Class A13
                and Class A14 Certificates, approximately
                27.6504277906%, 7.1686295376% and 65.1809426718%,
                respectively, of the amount available pursuant to clause (4) above, up to the amount necessary to reduce the Class Certificate Principal Balance of the Class A14 Certificates to its PAC Balance for such Distribution Date;

                   (w) concurrently, to the Class A12, Class A13,
                Class A15 and Class A16 Certificates,
                approximately 27.6504277906%, 7.1686295376%,
                51.7613368075% and 13.4196058643%, respectively,
                of the remaining amount available pursuant to clause (4) above, up to the amount necessary to reduce the Class Certificate Principal Balance of the Class A16 Certificates to its Scheduled Balance (as set forth in the Scheduled Balances Table attached hereto as Appendix C) for such Distribution Date;

                   (x) concurrently, to the Class A12, Class A13,
                Class A15, Class A17 and Class A18 Certificates, approximately 27.6504277906%, 7.1686295376%,
                51.7613368075%, 7.8237871701% and 5.5958186942%,
                respectively, of the remaining amount available pursuant to clause (4) above, until the Class Certificate Principal Balances of the Class A17 and Class A18 Certificates have each been reduced to zero;

                   (y) concurrently, to the Class A12, Class A13,
                Class A15 and Class A16 Certificates,
                approximately 27.6504277906%, 7.1686295376%,
                51.7613368075% and 13.4196058643%, respectively,
                of the remaining amount available pursuant to clause (4) above, without regard to the Scheduled Balance of the Class A16 Certificates for such Distribution Date, until the Class Certificate Principal Balances of the Class A15 and Class A16 Certificates have each been reduced to zero; and

                   (z) concurrently, to the Class A12, Class A13
                and Class A14 Certificates, approximately
                27.6504277906%, 7.1686295376% and 65.1809426718%,
                respectively, of the remaining amount available pursuant to clause (4) above, without regard to the PAC Balance of the Class A14 Certificates for such Distribution Date, until the Class Certificate Principal Balance of each such Class has been reduced to zero;

                (5) to the Class A19 Certificates, until the
             Class Certificate Principal Balance thereof has been reduced to zero;

                (6) to the Aggregate TAC Segment Certificates,
             without regard to the Aggregate TAC Segment Balance for such Distribution Date, in the following order of priority:

                   (v) concurrently, to the Class A12, Class A13
                and Class A14 Certificates, approximately
                27.6504277906%, 7.1686295376% and 65.1809426718%,
                respectively, of the amount available pursuant to clause (6) above, up to the amount necessary to reduce the Class Certificate Principal Balance of the Class A14 Certificates to its PAC Balance for such Distribution Date;

                   (w) concurrently, to the Class A12, Class
                A13, Class A15 and Class A16 Certificates, approximately 27.6504277906%, 7.1686295376%,
                51.7613368075% and 13.4196058643%, respectively,
                of the remaining amount available pursuant to clause (6) above, up to the amount necessary to reduce the Class Certificate Principal Balance of the Class A16 Certificates to its Scheduled Balance for such Distribution Date;

                   (x) concurrently, to the Class A12, Class A13,
                Class A15, Class A17 and Class A18 Certificates, approximately 27.6504277906%, 7.1686295376%,
                51.7613368075%, 7.8237871701% and 5.5958186942%,
                respectively, of the remaining amount available pursuant to clause (6) above, until the Class Certificate Principal Balances of the Class A17 and Class A18 Certificates have each been reduced to zero;

                   (y) concurrently, to the Class A12, Class A13,
                Class A15 and Class A16 Certificates,
                approximately 27.6504277906%, 7.1686295376%,
                51.7613368075% and 13.4196058643%, respectively,
                of the remaining amount available pursuant to clause (6) above, without regard to the Scheduled Balance of the Class A16 Certificates for such Distribution Date, until the Class Certificate Principal Balances of the Class A15 and Class A16 Certificates have each been reduced to zero; and

                   (z) concurrently, to the Class A12, Class A13
                and Class A14 Certificates, approximately
                27.6504277906%, 7.1686295376% and 65.1809426718%,
                respectively, of the remaining amount available pursuant to clause (6) above, without regard to the PAC Balance of the Class A14 Certificates for such Distribution Date, until the Class Certificate Principal Balance of each such Class has been reduced to zero;

                (7) concurrently, to the Class A6 and Class A10
             Certificates, approximately 77.7777782672% and 22.2222217328%, respectively, of the remaining amount available pursuant to clause (I) above, without regard to their respective PAC Balances for such Distribution Date, until the Class Certificate Principal Balances thereof have each been reduced to zero; and

                (8) concurrently, to the Class A7, Class A8,
             Class A9 and Class A10 Certificates, approximately 28.1837814858%, 28.2433825545%, 21.3506142269% and
             22.2222217328%, respectively, of the remaining amount available pursuant to clause (I) above, without regard to their respective PAC Balances for such Distribution Date, until the Class Certificate Principal Balance of the Class A7 Certificates has been reduced to zero; and

                (9) pro rata, to the Class A8, Class A9 and Class
             A10 Certificates, without regard to their respective PAC Balances for such Distribution Date, until the Class Certificate Principal Balances thereof have each been reduced to zero; and

              (II) to the Class Al, Class A2, Class A3, Class A4 and Class A5 Certificates, approximately
           43.0711569185% of the Group I Senior Principal
           Distribution Amount remaining after distribution under clause (ii)(A) above, for such Distribution Date, in the following order of priority:

                (1) concurrently, to the Class A1, Class A2,
             Class A3 and Class A4 Certificates,
             approximately 19.5141521979%, 16.4670150835%,
             35.2043935083% and 28.8144392103%, respectively, of
             the amount available pursuant to clause (II) above, until the Class Certificate Principal Balance of the Class A2 Certificates has been reduced to zero;

                (2) concurrently, to the Class A1, Class A3,
             Class A4 and Class A5 Certificates, approximately 19.5141521979%, 35.2043935083%, 28.8144392103% and
             16.4670150835%, respectively, of the remaining amount available pursuant to clause (II) above, until the Class Certificate Principal Balance of the Class A1 Certificates has been reduced to zero; and

                (3) pro rata, to the Class A3, Class A4 and Class
             A5 Certificates, until the Class Certificate
             Principal Balances thereof have each been reduced to zero; and

           (C) pro rata, to the Class A20 and Class A21
        Certificates, until the Class Certificate Principal
        Balances thereof have each been reduced to zero; and

      (b) to the Class PO Certificates, the Class PO Principal
   Distribution Amount for such Distribution Date until the Class
   Certificate Principal Balance thereof has been reduced to zero;"

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:  /s/ Syed W. Ali
                                  -------------------------
                               Name: Syed W. Ali
                               Title: Vice President





Dated as of September 28, 1998